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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 13, 2003

                                   CREE, INC.
             (Exact name of registrant as specified in its charter)

    North Carolina                 000-21154                    56-1572719
    (State or other        (Commission File Number)          (I.R.S. Employer
     jurisdiction                                           Identification No.)
   of incorporation)


                4600 Silicon Drive, Durham, North Carolina 27703
                    (Address of principal executive offices)

                                 (919) 313-5100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Item 9.   Regulation FD Disclosure.

     On June 13, 2003, Cree, Inc. (the "Company"), issued two press releases concerning a lawsuit that has been filed in federal district court in Greensboro, North Carolina by former Company CEO and current part-time employee, Eric Hunter, and his wife, Jocelyn Hunter, naming Neal Hunter, Eric Hunter's brother and current Company chairman, and the Company as defendants. Copies of the press releases issued by the Company are attached as Exhibit 99.01 and
Exhibit 99.02 hereto and a copy of the complaint filed with the federal district court on June 12, 2003 is attached as Exhibit 99.03 hereto and are incorporated herein by reference.

     The information in this Current Report on Form 8-K is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CREE, INC.

                                      By:       /s/ Charles M. Swoboda
                                          --------------------------------------
Dated: June 13, 2003                      Charles M. Swoboda
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX

     Exhibit No.           Description of Exhibit
     -----------           ----------------------
     99.01                 Press release, dated June 13, 2003
     99.02                 Press release, dated June 13, 2003
     99.03                 Complaint filed with the United States District Court
                           for the Middle District of North Carolina on June 12,
                           2003